UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 25, 2022

IGM Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39045	77-0349194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Middlefield Road

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 965-7873

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IGMS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2022, the Board of Directors of IGM Biosciences, Inc. (the “Company”) appointed Steven Weber as the Company’s Principal Accounting Officer, effective immediately. Mr. Weber will also continue to serve as the Company’s Senior Vice President and Corporate Controller.

Mr. Weber, 46, has served as our Senior Vice President and Corporate Controller since March 2022. Previously, Mr. Weber served at Aeglea BioTherapeutics, Inc., a publicly traded biopharmaceutical company, as Vice President and Principal Accounting Officer from February 2021 to March 2022, Senior Director and Corporate Controller from July 2015 to January 2021, and Director and Corporate Controller from 2014 to 2015. He began his career at PricewaterhouseCoopers LLP. Mr. Weber is a certified public accountant in the State of Texas, and received a B.B.A. in Accounting and a M.P.A. in Professional Accounting from the McCombs School of Business at the University of Texas at Austin.

There are no arrangements or understandings between Mr. Weber and any other persons pursuant to which he was appointed Principal Accounting Officer. There are also no family relationships between Mr. Weber and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Weber is continuing under the terms of his existing compensation arrangement with the Company. In connection with his appointment, Mr. Weber will enter into a standard indemnification agreement in the form previously approved by the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGM BIOSCIENCES, INC.

By:	/s/ Misbah Tahir
Misbah Tahir
Chief Financial Officer

Date: June 1, 2022